UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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OCUGEN, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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263 Great Valley Parkway
Malvern, PA 19355

2021 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 11, 2021

April 28, 2021

Dear Stockholder:

We are pleased to invite you to attend Ocugen, Inc.’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held virtually via live audio webcast on Friday, June 11, 2021, at 8:00 a.m. Eastern Time.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of 2021 Annual Meeting of Stockholders (the “Notice”) and 2021 Annual Meeting Proxy Statement (the “Proxy Statement”).

The meeting can be accessed by visiting www.virtualshareholdermeeting.com/OCGN2021, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend. The Notice and Proxy Statement will serve as your guide to the business to be conducted at the Annual Meeting and provide detail on the virtual meeting format. As always, we encourage you to vote your shares prior to the meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Please refer to the section entitled “How Your Shares Will Be Voted” beginning on page 2 of the Proxy Statement for a description of how to vote in advance of the Annual Meeting. If you have any questions with respect to voting, please email our Chief Financial Officer, Head of Corporate Development and Corporate Secretary, Sanjay Subramanian, MBA, at IR@ocugen.com.

Sincerely,

Shankar Musunuri, Ph.D., MBA

Chairman of the Board and Chief Executive Officer

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT april 28, 2021.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are invited to attend Ocugen, Inc.’s 2021 Annual Meeting of Stockholders on Friday, June 11, 2021, at 8:00 a.m. Eastern Time.

We are very pleased that this year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio webcast. In light of the ongoing COVID-19 outbreak, for the safety of our stockholders and in accordance with federal, state and local guidance that has been issued regarding group gatherings, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the 2021 Annual Meeting of Stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OCGN2021. You will also be able to vote your shares electronically at the Annual Meeting.

At the Annual Meeting, stockholders will vote:

•	to elect the three director nominees that are set forth in the attached Proxy Statement to serve as Class I directors, whose terms will expire in 2024;

•	to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the 2021 fiscal year; and

•	to approve, on an advisory basis, the compensation of our named executive officers.

Stockholders will also transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

MEETING INFORMATION:

Date:	Friday, June 11, 2021

Time:	8:00 a.m. Eastern Time

Location:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/OCGN2021, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Record Date:	Monday, April 19, 2021

Your vote matters. Whether or not you plan to attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

/s/ Sanjay Subramanian
Sanjay Subramanian, MBA
Chief Financial Officer, Head of Corporate Development and Corporate Secretary
April 28, 2021

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. This proxy statement and the proxy card are being mailed to our stockholders on or about April 28, 2021. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available to holders of our common stock at www.Proxyvote.com.

Notice of Annual Meeting of Stockholders and 2021 Proxy Statement |

SUMMARY INFORMATION

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our 2020 Annual Report in full.

General Meeting Information

Date:	Friday, June 11, 2021
Time:	8:00 a.m. Eastern Time
Location:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/OCGN2021, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.
Record Date:	Monday, April 19, 2021

Voting Matters and Voting Recommendations

Proposal	For More Information	Board of Directors Recommendation
Item 1: Election of Class I Directors for a Three-Year Term Expiring in 2024 Shankar Musunuri, Ph.D., MBA, Ramesh Kumar, Ph.D. and Junge Zhang, Ph.D.	Page 33	✓ FOR Each Nominee
Item 2: Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2021	Page 34	✓ FOR
Item 3: Approval, on an advisory basis, of the compensation of our named executive officers	Page 35	✓ FOR

Our Director Nominees

You are being asked to vote on the election of Shankar Musunuri, Ph.D., MBA, Ramesh Kumar, Ph.D. and Junge Zhang, Ph.D. as Class I directors, each to serve for a three-year term expiring at our 2024 Annual Meeting of Stockholders. The number of members of our Board is currently set at eight members and is divided into three classes, each of which has a three-year term. Classes I and III each consist of three directors, while Class II consists of two directors.

The term of office of our Class I directors expires at the Annual Meeting. We are nominating Shankar Musunuri, Ph.D., MBA, Ramesh Kumar, Ph.D. and Junge Zhang, Ph.D. for election at the Annual Meeting to serve until the 2024 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. The three nominees receiving the most FOR votes (among votes properly cast online during the Annual Meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Shankar Musunuri, Ph.D., MBA, Ramesh Kumar, Ph.D. and Junge Zhang, Ph.D. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

Notice of Annual Meeting of Stockholders and 2021 Proxy Statement | i

SUMMARY INFORMATION (continued)

				Committee Memberships
Name	Age	Director Since	Occupation	Independent	AC	CC	NCGC	Other Current Public Company Boards
Shankar Musunuri, Ph.D., MBA	57	2019	Pharmaceutical Executive	No				None
Ramesh Kumar, Ph.D.	65	2019	Biotechnology Executive	Yes	C		M	None
Junge Zhang, Ph.D.	54	2019	Pharmaceutical Executive	Yes		M	C	None
AC = Audit Committee	CC = Compensation Committee	C = Chair	NCGC = Nominating and Corporate Governance Committee				M = Member

CORPORATE GOVERNANCE SUMMARY FACTS

The following table summarizes our current Board structure and key elements of our corporate governance framework:

Governance Item
Size of Board (set by the Board)	8
Number of Independent Directors	7
Independent Chairman of the Board	No
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Diversity of Board Background, Experience and Skills	Yes

Notice of Annual Meeting of Stockholders and 2021 Proxy Statement | ii

PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Ocugen, Inc. in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held virtually via live webcast on Friday, June 11, 2021, at 8:00 a.m. Eastern Time.

This proxy statement and the enclosed proxy card are first being MAILED to our stockholders on or about april 28, 2021. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available to holders of our common stock at www.Proxyvote.com.

Notice of Annual Meeting of Stockholders and 2021 Proxy Statement | iii

EXPLANATORY NOTE

Merger of Histogenics Corporation and Ocugen, Inc.

On September 27, 2019, we completed a reverse merger (the “Merger”) with Ocugen OpCo, Inc. (“OpCo”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of April 5, 2019, by and among OpCo, Restore Merger Sub, Inc., our wholly owned subsidiary (“Merger Sub”), and us, as amended (the “Merger Agreement”) pursuant to which Merger Sub merged with and into OpCo, with OpCo surviving as our wholly owned subsidiary. Immediately after completion of the Merger, we changed our name from Histogenics Corporation (“Histogenics”) to Ocugen, Inc. (“Ocugen”) and the business previously conducted by OpCo became the business conducted by us. On September 30, 2019, our common stock began trading on the Nasdaq Capital Market (“Nasdaq”) under the new ticker symbol “OCGN.”

Unless otherwise indicated, all references in this proxy statement to “Ocugen,” “the Company,” “we,” “our” and “us” refer to Ocugen, Inc. as of and following the closing of the Merger and, where applicable, to the business of OpCo prior to the closing of the Merger, and all references to “Histogenics” refer to Histogenics Corporation and the business of Histogenics Corporation prior to the closing of the Merger.

Notice of Annual Meeting of Stockholders and 2021 Proxy Statement | iv

GENERAL INFORMATION ABOUT THE MEETING

PROXY SOLICITATION

Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This proxy statement contains information on these matters to assist you in voting your shares.

This proxy statement and the proxy card are first being mailed to our stockholders on or about April 28, 2021. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This proxy statement and our 2020 Annual Report on Form 10-K are available to holders of our common stock at www.proxyvote.com.

STOCKHOLDERS ENTITLED TO VOTE

All stockholders of record of our common stock at the close of business on April 19, 2021 (the “Record Date”), are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of the Record Date, 188,163,852 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

ATTENDING THE ANNUAL MEETING

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/OCGN2021. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/OCGN2021.
•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/OCGN2021 on the day of the Annual Meeting.
•	The webcast will start on June 11, 2021, at 8:00 a.m. Eastern Time.
•	You will need your 16-digit control number to enter the Annual Meeting.
•	Stockholders may submit questions while attending the Annual Meeting via the Internet.
•	Webcast replay of the Annual Meeting will be available until June 11, 2022.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/OCGN2021. We will respond to as many inquiries at the virtual Annual Meeting as time allows.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

Notice of Annual Meeting of Stockholders and 2021 Proxy Statement | 1

GENERAL INFORMATION ABOUT THE MEETING (continued)

VOTING METHODS

You may vote at the Annual Meeting by voting online during the live audio webcast or you may cast your vote in any of the following ways:

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

•	Vote over the Internet at www.proxyvote.com or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet at www.proxyvote.com or by telephone after 11:59 p.m., Eastern Time, on June 10, 2021.
•	Sign a new proxy card and submit it by mail, which must be received no later than June 10, 2021. Only your latest dated proxy card will be counted.
•	Attend the Annual Meeting at www.virtualshareholdermeeting.com/OCGN2021 and vote online during the live audio webcast. Attending the Annual Meeting will not by itself revoke a previously granted proxy.
•	Give our Corporate Secretary written notice before or at the meeting that you want to revoke your proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

Deadline for Voting. The deadline for voting by telephone or Internet at www.proxyvote.com is 11:59 PM Eastern Time on June 10, 2021. If you are a registered stockholder and attend the meeting, you may also vote online during the Annual Meeting at www.virtualshareholdermeeting.com/OCGN2021.

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

Notice of Annual Meeting of Stockholders and 2021 Proxy Statement | 2

GENERAL INFORMATION ABOUT THE MEETING (continued)

Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
Item 1: Election of Class I Directors for a Three-Year Term Expiring in 2024	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
Item 2: Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2021	Majority of the shares present, in person or represented by proxy at the meeting, and entitled to vote	Abstentions will have the effect of a vote “AGAINST” the proposal Brokers have discretion to vote on this proposal and so we do not expect there to be broker non-votes with respect to this proposal	Yes
Item 3: Approval, on an advisory basis, of the compensation of our named executive officers.	Majority of the shares present, in person or represented by proxy at the meeting, and entitled to vote	Abstentions will have the effect of a vote “AGAINST” the proposal and broker non-votes will not be taken into account in determining the outcome of the proposal	No

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GENERAL INFORMATION ABOUT THE MEETING (continued)

QUORUM

We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the meeting either online during the live audio webcast or represented by proxy of the holders of a majority of the voting power of our outstanding shares of common stock entitled to vote generally in the election of directors. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered stockholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy or the chairman of the meeting may adjourn the meeting to another date.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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BOARD OF DIRECTORS

Our Board has nominated Shankar Musunuri, Ph.D., MBA, Ramesh Kumar, Ph.D. and Junge Zhang, Ph.D. for election as Class I directors at our Annual Meeting to hold office until our 2024 Annual Meeting of Stockholders.

Our Board is our company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of our company. Our Board acts as an advisor and counselor to senior management and oversees its performance.

Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Shankar Musunuri, Ph.D., MBA, Ramesh Kumar, Ph.D. and Junge Zhang, Ph.D., current Class I directors, have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at the 2024 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or upon their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee of our Board will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

BOARD STRUCTURE AND COMPOSITION

Board diversity and inclusion is critical to the success of the Company. While we do not have a formal policy on Board diversity, the Board is committed to building a Board that consists of the optimal mix of skills, expertise, and diversity capable of effectively overseeing the execution of our business and meeting the Company’s evolving needs, with diversity reflecting gender, age, race, ethnicity, background, professional experience and perspectives. The Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.

As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. We are particularly proud of the gender and ethnic diversity of our Board, based on self-identification, which includes:

•	Six members of our Board, or 75% of our Board, are ethnically diverse,

•	Two Board members, or 25% of our Board, are female, including the Chair of the Compensation Committee, and

•	Overall, over 87% of our Board are diverse and 100% of our Committee Chairs are diverse.

CRITERIA FOR BOARD MEMBERSHIP

The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:

General Criteria

•	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

•	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

•	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

•	Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interest of all stockholders.

•	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of the Company and its stockholders and to fulfill the responsibilities of a director.

•	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

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BOARD OF DIRECTORS (continued)

•	Nominees should have the potential to serve on the Board for at least five years.

In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.

Board Commitment to Diversity

Board diversity and inclusion is critical to the success of the Company. While we do not have a formal policy on Board diversity, the Board is committed to building a Board that consists of the optimal mix of skills, expertise, and diversity capable of effectively overseeing the execution of our business and meeting the Company’s evolving needs, with diversity reflecting gender, age, race, ethnicity, background, professional experience and perspectives. The Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.  As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. We are particularly proud of the gender and ethnic diversity of our Board, which includes two Board members who self-identify as female, including the chair of our Compensation Committee, and six members of our Board who self-identify as ethnically diverse.

DIRECTOR NOMINEES

CLASS I DIRECTORS — PRESENT TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS AND PROPOSED TERMS TO EXPIRE IN 2024

Skills & Qualifications:

Shankar Musunuri, Ph.D., MBA
Age: 57	Committee Memberships: None
Director Since: 2019	Other Public Directorships: None

Shankar Musunuri, Ph.D., MBA has served as Chairman of the Board and as our Chief Executive Officer since September 2019. Dr. Musunuri has served as the Co-Founder, Chief Executive Officer and Executive Chairman of the Board of OpCo, our wholly owned subsidiary, since September 2013 and has served as OpCo’s Chief Executive Officer since May 2015. Dr. Musunuri was a Founder, President, Chief Executive Officer, and a board member of Nuron Biotech, Inc. from April 2010 to May 2013. Previously, Dr. Musunuri spent nearly fifteen years at Pfizer Inc. where he had held various positions of increasing leadership and responsibility. Prior to Pfizer, Dr. Musunuri worked for Amylin Pharmaceuticals from 1993 to 1996. Dr. Musunuri obtained his Ph.D. in Pharmaceutical Sciences from the University of Connecticut and a Master’s of Business Administration from Duke University’s Fuqua School of Business. He serves on the Advisory Board of Fuqua’s Center for Entrepreneurship and Innovation.

Skills & Qualifications: Our Board believes Dr. Musunuri’s perspective and history as our Co-Founder and Chief Executive Officer, as well as his executive, operational and commercial expertise, qualify him to serve on our Board.

Ramesh Kumar, Ph.D.
Age: 65	Committee Memberships: Audit Committee (Chair); Nominating and Corporate Governance Committee
Director Since: 2019	Other Public Directorships: None

Ramesh Kumar, Ph.D., has served as a member of our Board since September 2019. Dr. Kumar has served as a director of OpCo, our wholly owned subsidiary, since June 2019. He co-founded Onconova Therapeutics, Inc. in 1998 and served as its Chief Executive Officer and a member of its board from 1998 to February 2019 and as its President from 1998 to June 2018. Dr. Kumar transitioned to an Advisory role with Onconova in January 2019. He has held positions in R&D and management at Princeton University, Bristol-Myers Squibb, DNX (later Nextran, a subsidiary of Baxter) and Kimeragen (later Valigen), where he served as President of the Genomics and Transgenics Division. Dr. Kumar obtained an undergraduate and Master’s degree in Microbiology from Panjab University and

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BOARD OF DIRECTORS (continued)

received his Ph.D. in Molecular Biology from the University of Illinois, Chicago and trained at the National Cancer Institute.

Skills & Qualifications: Our Board believes Dr. Kumar’s extensive senior executive and public company experience, and familiarity with the pharmaceutical industry qualify him to serve on our Board.

Junge Zhang, Ph.D.
Age: 54	Committee Memberships: Compensation Committee; Nominating and Corporate Governance Committee (Chair)
Director Since: 2019	Other Public Directorships: None

Junge (John) Zhang, Ph.D., has served as a member of our Board since September 2019. Dr. Zhang has served as a member of the board of directors of OpCo, our wholly owned subsidiary, since May 2015. Dr. Zhang has served as the Founder, President, and CEO of Biopeptek Pharmaceuticals LLC, a custom peptide manufacturing company, since its founding in October 2010. Dr. Zhang is also the Founder and CEO or Mainline Biosciences Inc., a drug discovery and development company, and the Co-Founder of Mainline Scientific LLC, a medical instrument company. Prior to founding Biopeptek, Dr. Zhang was with the Janssen Pharmaceutical division of Johnson & Johnson from October 2002 to April 2011. Before joining Johnson & Johnson, Dr. Zhang was a Senior Chemist at Eisai USA from December 1997 to October 2002. Dr. Zhang earned a Ph.D. in analytical chemistry from Drexel University, an M.S. in chemistry from University of Louisiana, and a B.S. in material science from Wuhan University of Technology in China.

Skills & Qualifications: Our Board believes Dr. Zhang’s extensive senior management experience in the pharmaceutical industry provides him with the qualifications and skills to serve on our Board.

CONTINUING DIRECTORS

CLASS II DIRECTORS—TERMS EXPIRING AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Uday B. Kompella, Ph.D.
Age: 54	Committee Memberships: Nominating and Corporate Governance Committee
Director Since: 2019	Other Public Directorships: None

Uday B. Kompella, Ph.D. has served as a member of our Board since September 2019. Dr. Kompella has served as Co-Founder and as a member of the board of directors of OpCo since September 2013, when he and Dr. Musunuri co-founded OpCo. Dr. Kompella has served as a Professor of Pharmaceutical Sciences, Ophthalmology, and Bioengineering at University of Colorado-Anschutz Medical Campus since March 2008. He is a Fellow of the American Association of Pharmaceutical Scientists (AAPS) and the Association for Research in Vision and Ophthalmology (ARVO) and serves as the Editor-in-Chief for the journal Expert Opinion on Drug Delivery. Also, he is an editor for the journals, Pharmaceutical Research and the Journal of Ocular Pharmacology and Therapeutics. Dr. Kompella obtained his undergraduate degree from the Birla Institute of Technology and Science, a Master’s Degree in Pharmaceutical Engineering from Jadavpur University and a Ph.D. in Pharmaceutical Sciences from the University of Southern California.

Skills & Qualifications: Our Board believes Dr. Kompella’s deep experience with our business as a co-founder of OpCo and his academic experience in pharmaceutical sciences and ophthalmology provides him with the qualifications and skills to serve on our Board.

Manish Potti
Age: 35	Committee Memberships: Audit Committee
Director Since: 2019	Other Public Directorships: None

Manish Potti has served as a member of our Board since September 2019. Mr. Potti has served as a member of the board of directors of OpCo, our wholly owned subsidiary, since November 2016. Since January 2021, he has served as the Chief Business Officer of Shinkei Therapeutics. Prior to joining Shinkei Therapeutics, Mr. Potti was the Co-Founder and President of Innogenix Pharma, a generic and specialty pharmaceutical company, from June 2016 to March 2020. Additionally, since 2016, Mr. Potti has managed the investments of his healthcare-focused family office.

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BOARD OF DIRECTORS (continued)

He was previously Director of Business Development at Epic Pharma, a generic pharmaceutical company and contract manufacturing organization, from December 2014 to May 2016. Prior to his employment with Epic Pharma, Mr. Potti worked as an analyst at One William Street Capital from August 2010 to February 2014 and served as a consultant in the financial industry relating to fixed income portfolios from March 2014 to December 2014. Prior to his experience in pharmaceuticals, Mr. Potti spent several years in finance as an analyst and trader, working in investment banking and hedge funds. Mr. Potti holds a Bachelor’s of Science in Cellular and Molecular Biology from Johns Hopkins University, and a Master’s Degree in Financial Engineering from New York University.

Skills & Qualifications: Our Board believes Mr. Potti’s financial knowledge and significant investing experience, along with his previous experience in the pharmaceutical industry, provides him with the qualifications and skills to serve on our Board.

CLASS III DIRECTORS — TERMS EXPIRING AT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Kirsten Castillo
Age: 48	Committee Memberships: Compensation Committee (Chair)
Director Since: 2020	Other Public Directorships: ACV Auctions Inc.

Kirsten Castillo has over 20 years of supply chain and logistics experience, having held multiple supply chain leadership roles at a spin-off company of 3M, where she led multiple major acquisitions and integrations for the company. During her tenure at Logistics Planning Services, a privately held transportation and logistics services company, where she served as CEO, the company achieved aggressive growth plans which ultimately resulted in the sale of the business to GlobalTranz, a strategic buyer in the third-party logistics sector. She stayed on through the transition as Chief Operating Officer and was responsible for all company operations including regional branches in North America and Mexico, delivering $1.6 billion in revenue before stepping down to pursue new opportunities. Ms. Castillo is committed to the advancement of women and has been named the Vice President of Engagement for AWESOME (Advancing Women’s Excellence in Supply Chain, Operations, Management and Education). She has served on the board of ACV Auctions Inc. and The Marvin Companies since April 2019 and October 2020, respectively. She also sits on the board of various non-profit organizations, including the Fuqua Center for Entrepreneurship and Innovation at Duke University and United Way of Washington County-East. Ms. Castillo received her Bachelor’s of Science from the University of Minnesota and her Global Executive Master’s of Business Administration from the Fuqua School of Business at Duke University.

Skills & Qualifications: Our Board believes that Ms. Castillo’s expertise in business operations and logistics and her leadership experience provides her with the qualifications and skills to serve on our Board.

Prabhavathi Fernandes, Ph.D.
Age: 72	Committee Memberships: Compensation Committee
Director Since: 2020	Other Public Directorships: OpGen, Inc.

Prabhavathi Fernandes, Ph.D., has more than 35 years of pharmaceutical discovery, development and management experience in large and small pharmaceutical companies. Dr. Fernandes has held executive leadership positions at Bristol-Myers Squibb Pharmaceutical Research Institute, Abbott Laboratories and The Squibb Institute for Medical Research. After leaving BMS, she founded and led four biotechnology and CRO companies as President, Chief Executive Officer and Director of each of these companies. Prior to her retirement in December 2016, she led Cempra, Inc. for 12 years as its founder, Chief Executive Officer and chief scientist. Dr. Fernandes currently serves as the Chairperson of both the National Biodefense Science Board (NBSB) and the Scientific Advisory Committee of the Global Antibiotic Research and Development Partnership, a Drugs for Neglected Diseases initiative/World Health Organization (DNDi /WHO) initiative. Dr. Fernandes also serves on the board of directors for OpGen, Inc., a publicly traded precision medicine company. She received her Ph.D. in Microbiology from Thomas Jefferson University.

Skills & Qualifications: Our Board believes Dr. Fernandes’ extensive experience in the pharmaceutical and biotechnology space provides her with the qualifications and skills to serve on our Board.

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BOARD OF DIRECTORS (continued)

Suha Taspolatoglu, M.D.
Age: 59	Committee Memberships: Audit Committee
Director Since: 2019	Other Public Directorships: None

Suha Taspolatoglu, M.D. has served as a member of our Board since September 2019. Dr. Taspolatoglu has served as a member of the board of directors of OpCo, our wholly owned subsidiary, since June 2017. Since 2013, Dr. Taspolatoglu has been working as the Chief Executive Officer of Abdi Ibrahim Ilac Sanayi ve Ticaret A.S., a pharmaceutical company. Dr. Taspolatoglu joined Abdi Ibrahim as the head of sales and marketing division in 2001 and became managing director of sales and marketing division in 2007. From 2009 to 2013, Dr. Taspolatoglu worked as the General Manager of Roche Turkey. Dr. Taspolatoglu is a graduate of Ankara University Faculty of Medicine and served from 1986 to 1989 as a physician in the Ministry of Health.

Skills & Qualifications: Our Board believes Dr. Taspolatoglu’s background in marketing and sales in the pharmaceutical sector provides him with the qualifications and skills to serve on our Board.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. Our governance practices are documented in our Sixth Amended and Restated Certificate of Incorporation (the “Charter”), our Bylaws, our Code of Business Conduct and Ethics (the “Code of Conduct”), our Corporate Governance Guidelines and the charters of the committees of the Board (the “Committees”). Aspects of our governance documents are summarized below. You can find the charter for each Committee of the Board and our Code of Conduct on our website www.ocugen.com under “Investors.”

We have a written set of corporate governance guidelines that are designed to help ensure effective corporate governance of our Company. Our corporate governance guidelines cover topics including, but not limited to, director responsibilities, director qualification standards, director access to management and independent advisors, director compensation, director orientation and continuing education, the periodic evaluations of our Board and its Committees and succession planning. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our corporate governance guidelines are reviewed periodically by the Nominating and Corporate Governance Committee to assess the adequacy of the corporate governance guidelines and recommend any proposed changes to the Board. The corporate governance guidelines are amended by our Board when appropriate. The full text of our corporate governance guidelines is available on our website at www.ocugen.com.

The Board’s role in risk oversight is consistent with our leadership structure, with management having day-to-day responsibility for assessing and managing our risk exposure and the Board actively overseeing management of our risks—both at the Board and Committee level. The risk oversight process includes receiving regular reports from Committees and our executive officers to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations (including cyber-security), finance, legal, regulatory, strategic and reputational risk.

The Board focuses on the overall risks affecting us. Each Committee has been delegated the responsibility for the oversight of specific risks that fall within its areas of responsibility. For example:

•	The Audit Committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, information technology, cybersecurity, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures.

•	The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies, plans and arrangements increase or decrease risk for the Company.

•	The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and the effectiveness of the Board.

While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through Committee reports about such risks. Matters of significant strategic risk are considered by our entire Board.

BOARD INDEPENDENCE

Under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Our Board has determined all of our directors, except for Dr. Musunuri, are “independent” directors, as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

BOARD LEADERSHIP STRUCTURE

The Board should remain free to configure the leadership of the Board and the Company in the way that best serves the Company’s interests at the time and, accordingly, has no fixed policy with respect to combining or separating the offices of the Chairman of the Board and the Chief Executive Officer. Dr. Shankar Musunuri, our Chief Executive Officer, currently serves as the Chairman of the Board. Combining the roles of chief executive officer and chairman of the Board fosters accountability, effective decision-making and alignment between interests of the Board and management.

The Board may, but is not required to, appoint a Lead Independent Director, who shall be selected by a majority of the independent directors and who shall preside over executive sessions of the Board. As of the date of this Proxy Statement, the Board has not appointed a Lead Independent Director. The Nominating and Corporate Governance Committee will periodically assess the Board’s leadership structure and whether the Board’s leadership structure is appropriate given the specific characteristics or circumstances of the Company.

BOARD COMMITTEES and membership

Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our Committees is an independent director as that term is defined by the SEC and Nasdaq. Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities. The Nominating and Corporate Governance Committee is responsible for overseeing periodic self-evaluations of the Board to determine whether it and its Committees are functioning effectively. Each Committee also conducts periodic self-evaluations of their own performance and reports their conclusions to the Board.

The Committee memberships and the primary responsibilities of each of the Committees are as follows:

Director			Independent	Board	AC	CC	NCGC
Shankar Musunuri, Ph.D., MBA			No	C
Ramesh Kumar, Ph.D.			Yes	M	C		M
Junge Zhang, Ph.D.			Yes	M		M	C
Uday B. Kompella, Ph.D.			Yes	M			M
Manish Potti			Yes	M	M
Kirsten Castillo			Yes	M		C
Prabhavathi Fernandes, Ph.D.			Yes	M		M
Suha Taspolatoglu, M.D.			Yes	M	M
AC = Audit Committee	CC = Compensation Committee	C = Chair	NCGC = Nominating and Corporate Governance Committee			M = Member

Audit Committee

The Audit Committee assists the Board by providing oversight of our financial management, independent auditor and accounting and financial reporting processes, as well as such other matters as directed by the Board or the Audit Committee Charter.

Among other things, the Audit Committee’s responsibilities include:

•	having sole discretion and direct responsibility for appointing, evaluating, retaining, compensating, overseeing, evaluating, and, when necessary, terminating our engagement with our independent registered public accounting firm;

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

•	discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures and preapproving all audit services;

•	establishing and overseeing compliance with our procedures governing treatment of complaints concerning our accounting, internal accounting controls, or auditing matters, and submissions of confidential, anonymous, employee concerns regarding accounting or auditing matters;

•	reviewing our Code of Conduct and our compliance with applicable legal requirements, as well as any litigation or material government investigations, and making corresponding reports to the Board;

•	overseeing our risk assessment and risk management processes and the guidelines and procedures to implement such processes;

•	reviewing and ratifying all related person transactions, based on the standards set forth in our Related Person Transaction Policy; and

•	preparing the Audit Committee report required to be included in our annual proxy statement.

The members of our Audit Committee are Mr. Potti, Dr. Taspolatoglu and Dr. Kumar (Chair). All members of our Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq. Each of Mr. Potti, Dr. Kumar and Dr. Taspolatoglu also qualifies as an “audit committee financial expert” within the meaning of SEC regulations.

Compensation Committee

The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and ensures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:

•	reviewing and recommending to the Board the terms of any binding offer letters, employment agreements, termination agreements or arrangements, change-in-control agreements, indemnification agreements and other material agreements that we execute with the CEO, as well as reviewing and approving the terms of any such letters, arrangements, or agreements that we execute with any executive officer;

•	overseeing the evaluation of our executive officers and preparing assessments of their performance, to be discussed periodically with the Board;

•	annually reviewing and making recommendations to the Board for approval of our CEO’s and other executive officers’ compensation level (including salary, bonus, incentive compensation, severance arrangements, change-in-control benefits and other forms of executive officer compensation);

•	reviewing and making recommendations to the Board regarding director compensation, including all forms of paid cash compensation and all forms of equity compensation granted to members of the Board;

•	reviewing and making recommendations to the Board regarding incentive compensation and equity-based plans, as well as approving employee benefit plans pursuant to which options or stock may be acquired by officers, directors, employees or consultants;

•	administering, or where appropriate, overseeing the administration of, executive and equity compensation plans and such other compensation and benefit plans that are adopted by us from time to time; and

•	determining stock ownership guidelines for our CEO and other executive officers and monitoring compliance with such guidelines, if deemed advisable by our Board or the Compensation Committee.

Our Compensation Committee may, in its sole discretion, retain or obtain the advice of compensation consultants, legal counsel or other advisors, after taking into consideration applicable factors affecting independence that are specified under Nasdaq and SEC regulations. Our Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any retained compensation consultant, legal counsel and other advisor, and is empowered, without further action by the Board, to both determine and cause us to pay such compensation to any retained compensation consultant, legal counsel and other advisor retained by the Compensation

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

Committee. Our CEO annually reviews the performance of each of the other executive officers, including the other named executive officers. He then recommends annual merit salary adjustments and any changes in annual or long-term incentive opportunities for other executives. The Compensation Committee considers our CEO’s recommendations in addition to data and recommendations presented by our executive compensation consultant.

The Compensation Committee has retained Radford, an independent compensation consulting firm, since June 2018. Radford presented a summary executive compensation report to the Compensation Committee. Radford previously provided the Compensation Committee with data about the compensation paid by our peer group of companies and other employers who compete with the Company for executives, updated the Compensation Committee on new developments in areas that fall within the Compensation Committee’s jurisdiction and was available to advise the Compensation Committee regarding all of its responsibilities. The consultant serves at the pleasure of the Compensation Committee rather than the Company, and the consultant’s fees are approved by the Compensation Committee.

The members of our Compensation Committee are Dr. Zhang, Dr. Fernandes and Ms.  Castillo (Chair). The Board has determined that all Compensation Committee members are independent under the listing standards of Nasdaq, and that they are “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code (the “Code”).

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at each annual meeting of stockholders, develops and recommends to the Board a set of corporate governance guidelines for the Board and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Nominating and Corporate Governance Charter. Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:

•	periodically reviewing and adopting procedures regarding director candidates proposed by stockholders;

•	retaining and terminating any search firm used to identify director nominees, approving the search firm’s fees and other retention terms, and authorizing our payment of compensation to any such search firm without further action by the Board;

•	identifying, recommending and evaluating candidates, including candidates submitted by stockholders, for election to the Board and recommending to the Board (i) nominees to fill vacancies or new positions on the Board and (ii) the slate of nominees to stand for election by our stockholders at each annual meeting of stockholders;

•	developing and recommending to the Board corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to such guidelines;

•	recommending to the Board (i) directors to be appointed to or to fill vacancies on each of our Committees; and (ii) director independence determinations for the Board as a whole and each of our Committees;

•	periodically assessing the appropriate size, composition and leadership structure of the Board as a whole, the needs of the Board and the respective committees of the Board, and the qualification of director candidates in light of these needs;

•	overseeing periodic self-evaluations of the Board to determine whether it and its committees are functioning effectively, as well as determining the nature of the evaluation, supervising the conduct of the evaluation; and preparing an assessment of the Board’s performance to be discussed with the Board;

•	reviewing the adequacy of the Charter and Bylaws and recommending to the Board, as conditions dictate, amendments for consideration by the stockholders; and

•	reviewing plans for the development, retention and succession of our executive officers.

The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Committee believes are qualified to become Board members, as described above in the section entitled “Board Structure and Composition.” Although the Nominating and Corporate Governance Committee has not established a formal policy regarding the consideration of diversity in identifying director nominees, the criteria for individuals qualified to

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

become Board members as set forth in our Corporate Governance Guidelines includes diversity as a factor for consideration. The Nominating and Corporate Governance Committee considers candidates proposed by our stockholders and reviews and evaluates information available to it regarding candidates proposed by stockholders and applies the same criteria, and follows substantially the same process in considering them, as it does in considering other candidates.

The members of our Nominating and Corporate Governance Committee are Dr. Kumar, Dr. Kompella and Dr. Zhang (Chair). The Board has determined that all Nominating and Corporate Governance Committee members are independent under the listing standards of Nasdaq.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2020 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board.

BOARD AND STOCKHOLDER MEETING ATTENDANCE

During 2020, the Board of Ocugen met ten times; its Audit Committee met five times; its Compensation Committee met five times; and its Nominating and Corporate Governance Committee met twice.

Each board member of Ocugen attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.

Directors are encouraged, but not required, to attend our annual stockholder meetings. All of the directors attended the 2020 Annual Meeting.

CODE OF CONDUCT

We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property, compliance with legal and regulatory requirements and internal reporting procedures for violations of the code. The Code of Conduct is available on our website at www.ocugen.com and any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website or in a Current Report on Form 8-K which we will file with the SEC.

Only the Board may waive any specific provision of this Code of Conduct for directors and executive officers. The compliance officer may waive any specific provision of this Code of Conduct for employees other than a director and executive officer. In the event of an approved waiver involving the conduct of a director or executive officer, appropriate and prompt disclosure, including disclosure of the reasons for the waiver, must be made to our stockholders as required by applicable law and stock exchange rules. The Board shall be responsible for monitoring compliance with the Code of Conduct and shall assess the adequacy of the Code of Conduct periodically and approve any changes to the Code of Conduct.

INSIDER TRADING POLICY

In March 2021, we adopted a revised written insider trading policy that applies to all of our employees, including officers, and directors. The policy, among other things, prohibits (i) trading in call or put options involving Company securities and other derivative securities; (ii) engaging in short sales of Company securities; (iii) holding Company securities in a margin account or pledging Company securities to secure margin or other loans; and (iv) all forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS

Our Board has adopted a written related party transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers any financial transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of (i) $120,000 in any twelve-month period or (ii) 1% of the average of our assets at the end of the last two fiscal years and in which any related person had, has or will have a direct or indirect material interest. Our management is responsible for determining whether a transaction is a related party transaction subject to our policy, and upon subject determination, is responsible for disclosing the material facts concerning the transaction and the related party’s interest in our transaction to our Audit Committee. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all available relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. All of the transactions described as Ocugen transactions under “—Certain Relationships and Related Party Transactions” in this Proxy Statement were either approved or ratified in compliance with the Ocugen related party transaction policy.

Stockholder Communication

The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties and will respond if and as appropriate.

How to Communicate with our Directors	By mail: The Corporate Secretary, Ocugen, Inc. 263 Great Valley Parkway Malvern, PA 19355

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DIRECTOR COMPENSATION

We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.

director COMPENSATION PROGRAM

On January 1, 2020, the Board approved a cash and equity compensation arrangement for the Company’s non-employee directors. The arrangement has the following features:

•	Initial Equity Grant. Each non-employee director who joins the Board will receive options to purchase 54,000 shares of common stock, which will vest monthly over three years, subject to continued service.

•	Annual Equity Grant. Each non-employee director will, subject to continued service, be granted an annual grant of options to purchase 27,000 shares of common stock. Such options will be granted to each current non-employee director beginning in 2021 on the date of our annual meeting of stockholders, and will vest at the sooner of the one-year anniversary of the grant date or the next annual meeting. The strike price for such options will be the closing price of our common stock on the date of the grant.

•	Cash Retainers. The compensation arrangement provides for annual cash retainers for service on the Board and committees of the Board, or for service as chair of such committees, as described below. The cash retainers are paid in four quarterly payments.

Compensation Category	Amount
Annual Base Cash Retainer	$40,000
Additional Committee Chair Compensation
Audit Committee:	$17,000
Compensation Committee:	$12,500
Nominating and Corporate Governance Committee:	$8,000
Additional Committee Membership Compensation:
Audit Committee:	$8,500
Compensation Committee:	$6,250
Nominating and Corporate Governance Committee:	$4,000

On December 11, 2020, the Board approved a revised cash and equity compensation arrangement for the Company’s non-employee directors. This revised arrangement replaced the cash and equity compensation arrangement that had been adopted as of January 1, 2020 and was implemented pursuant to recommendations from Radford (based on benchmarking against peer companies) in order to increase the initial and annual equity grants awarded to directors. As revised, the arrangement has the following features:

•	Initial Equity Grant. Each non-employee director who joins the Board will receive options to purchase 180,000 shares of common stock, which will vest monthly over three years, subject to continued service.

•	Annual Equity Grant. Beginning in 2021, each non-employee director will, subject to continued service, be granted an annual grant of options to purchase 90,000 shares of common stock. Such

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DIRECTOR COMPENSATION (continued)

options will be granted on the date of our annual meeting of stockholders, and will vest at the earlier of the one-year anniversary of the grant date or the next annual meeting. The strike price for such options will be the closing price of our common stock on the date of the grant. Such options will be granted on the date of our annual meeting of stockholders, and will vest at the earlier of the one-year anniversary of the grant date or the next annual meeting. The strike price for such options will be the closing price of our common stock on the date of the grant.

•	Cash Retainers. The compensation arrangement provides for annual cash retainers for service on the Board and committees of the Board, or for service as chair of such committees, in the same amounts as set forth above.

In January 2021, the board approved the grant of an option to purchase 126,000 shares of common stock to current non-employee directors. These grants were made in order to provide the current non-employee directors with options equal to the initial equity grant established pursuant the revised cash and equity compensation arrangement discussed above.

2020 Director COMPENSATION

The following table provides summary information regarding 2020 compensation to our non-employee directors. Dr. Musunuri did not receive any additional compensation for his service as a member of our Board. Dr. Musunuri’s compensation as an employee is described under “Executive Compensation” below.

Name	Fee Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Uday Kompella, Ph.D.	44,765	27,578	72,343
Ramesh Kumar, Ph.D.	61,000	27,578	88,578
Frank Leo (2)	13,125	—	13,125
Manish Potti	50,063	27,578	77,641
Suha Taspolatoglu, M.D.	48,500	27,578	76,078
Junge Zhang, Ph.D.	54,252	27,578	81,830
Kirsten Castillo (3)	39,375	15,120	54,495
Prabhavathi Fernandes, Ph.D. (3)	34,689	15,120	49,809

(1) Amounts represent the grant date fair value of option awards, computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718: Compensation—Stock Compensation (“ASC Topic 718”).  For a discussion of the assumptions we employ in determining the grant date fair value of option awards, please see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The aggregate number of options outstanding at December 31, 2020 was 61,191 for Dr. Kompella; and 54,000 each for Dr. Kumar, Mr. Potti, Dr. Taspolatoglu, Dr. Zhang, Ms. Castillo and Dr. Fernandes.

(2) Mr. Leo resigned from the Board as of April 3, 2020.

(3) Ms. Castillo and Dr. Fernandes were appointed to the Board on April 5, 2020.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee of the Board has appointed and engaged Ernst & Young LLP to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the 2021 fiscal year, and to perform audit-related services.

CHANGE IN CERTIFYING ACCOUNTANT

On September 27, 2019, the Audit Committee approved the termination the Company’s engagement with Grant Thornton LLP. The Company notified Grant Thornton LLP on October 9, 2019 that it would be dismissed as the Company’s independent registered public accounting firm effective immediately.

Grant Thornton LLP’s reports on the Company’s financial statements for the years ended 2017 and 2018 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended 2017 and 2018, and the subsequent interim period through October 9, 2019, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act, and the related instructions thereto, with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

On September 27, 2019, the Audit Committee approved the appointment of Ernst & Young LLP as the Company’s new independent registered public accounting firm, effective upon the dismissal of Grant Thornton LLP. Ernst & Young LLP had audited the financial statements of OpCo since 2018.

During the Company’s fiscal years ended 2018 and 2019, neither the Company nor anyone acting on its behalf consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Current Independent Registered Public Accounting Firm Fees

The Audit Committee works with our management in order to negotiate appropriate fees with its independent registered public accounting firm and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by the independent registered public accounting firm, Ernst & Young LLP, in fiscal years 2020 and 2019 (including the financial statements of OpCo). Other than as set forth below, no professional services were rendered or fees billed by Ernst & Young LLP during fiscal years 2020 and 2019.

Service	2020	2019
Audit Fees	$495,000	$827,859
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$495,000	$827,859

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DIRECTOR COMPENSATION (continued)

“Audit Fees” means the fees billed or incurred by Ernst & Young LLP for professional services rendered in connection with the annual audit and quarterly reviews of our consolidated financial statements for the years ended December 31, 2020 and 2019, and the fees billed in connection with the filing of registration statements with the SEC.

“Audit-Related Fees” consisted of amounts paid to Ernst & Young LLP for assurance and related services reasonably related to the performance of the audit or review of the financial statements and that are not reported under the Audit Fees category. There were no such fees incurred during the years ended December 31, 2020 or 2019.

“Tax Fees” consisted of amounts paid to Ernst & Young LLP for tax compliance and consulting. There were no such fees incurred during the years ended December 31, 2020 or 2019.

Other Auditors

The following table presents the fees for professional services earned by Grant Thornton LLP, Histogenics’ independent registered public accounting firm, for services rendered for the year ended December 31, 2019. The Company dismissed Grant Thornton LLP as the Company’s independent registered public accounting firm effective as of October 9, 2019.

Service	2019
Audit Fees	$110,725
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$110,725

“Audit Fees” means the fees billed or incurred by Grant Thornton LLP for professional services rendered in connection with the quarterly reviews of Histogenics’ consolidated financial statements during 2019 and consents issued for registration statements filed with the SEC.

All fees described above were pre-approved by the Histogenics Audit Committee in accordance with applicable SEC requirements.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.

The Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services rendered by Ernst & Young LLP, our independent registered public accounting firm. The Audit Committee can pre-approve specified services in defined categories of audit services, and audit-related services up to specified amounts as part of the Audit Committee’s approval of the scope of the engagement of Ernst & Young LLP or on an individual case-by-case basis before Ernst & Young LLP is engaged to provide a service. All such audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2020. Ernst & Young LLP has not been engaged to perform any non-audit services or tax services.

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2020, with management and our independent registered public accounting firm, Ernst & Young LLP. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by the applicable auditing standards. The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communication with the Audit Committee concerning independence and has discussed with Ernst & Young LLP the firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the Securities and Exchange Commission.

Ocugen, Inc.
Audit Committee
Ramesh Kumar, Ph.D., Chair
Manish Potti
Suha Taspolatoglu, M.D.

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EXECUTIVE OFFICERS

The following table sets forth the name, position and age of each of our executive officers as of the date of this Proxy Statement:

Name	Position	Age
Shankar Musunuri, Ph.D., MBA	Chief Executive Officer	57
Sanjay Subramanian, MBA	Chief Financial Officer, Head of Corporate Development and Corporate Secretary	45
Vijay Tammara, Ph.D.	Senior Vice President, Regulatory & Quality	61

Shankar Musunuri, Ph.D., MBA – For biographical information for Dr. Musunuri, see “Board of Directors – Continuing Directors.”

Sanjay Subramanian, MBA, has served as our Chief Financial Officer since October 2019, Corporate Secretary since June 2020 and Head of Corporate Development since January 2021. Prior to joining us, Mr. Subramanian worked at Aralez Pharmaceuticals Inc., a specialty pharmaceutical company, where he served as Chief Financial Officer from January 2019 through September 2019, and prior to that as Vice President and Treasurer from October 2015. Aralez (renamed Old API Wind-Down Ltd. in February 2019) voluntarily commenced restructuring proceedings in Canadian Court and its U.S.-based subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 2018, which became effective in May 2019. He was the Director of Treasury at Bausch Health Companies, Inc., a specialty pharmaceutical company, from 2013 to October 2015. Mr. Subramanian started his finance career in 2008 at General Motors Company where he held various positions before ending as the Treasurer of GM Korea in 2012. He obtained his Master’s of Business Administration from MIT Sloan School of Management, a Master of Science from both MIT and The Ohio State University and a Bachelor of Technology from Indian Institute of Technology.

Vijay Tammara, Ph.D., served as our Vice President, Regulatory & Quality from September 2019 until his promotion to Senior Vice President, Regulatory & Quality on January 1, 2020. Dr. Tammara has served as Vice President, Regulatory & Quality of OpCo, our wholly owned subsidiary, since August 2017. Prior to joining OpCo, Dr. Tammara worked at VRT Pharma Consulting LLC, a business consulting company, as CEO and President from July 2014 to August 2017. Dr. Tammara previously served as VP Regulatory Affairs at Nuron Biotech Inc. from September 2010 to August 2013, Director of Regulatory Affairs at Merck & Co., Inc. from March 2004 to September 2010, Senior Associate Director at Wyeth Pharmaceuticals from September 2002 to March 2004, and Assistant Director at Sanofi-Synthelabo in Worldwide Regulatory Affairs from March 2000 to September 2000. Dr. Tammara received his Bachelor of Pharmacy from Kakatiya University, Master’s in Pharmacy from Nagpur University, and Ph.D. in Pharmaceutics from the University of Louisiana, Monroe, LA.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows for the years ended December 31, 2020, and 2019, compensation awarded to or paid to, or earned by, our Chief Executive Officer and our two other most highly compensated executive officers at December 31, 2020. In addition, because disclosure would have been required for Dr. Jorgensen but for the fact that he was no longer employed by us at the end of 2020, we have also provided compensation information for Dr. Jorgensen in accordance with SEC rules. Collectively, these four individuals are referred to as the “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total Compensation ($)
Shankar Musunuri, Ph.D., MBA (4)	2020	500,000	269,273	771,505	11,400	1,552,178
Chief Executive Officer	2019	420,000	141,120	—	11,200	572,320
Sanjay Subramanian, MBA (4)	2020	365,400	134,791	150,637	10,962	661,790
Chief Financial Officer, Head of Corporate Development and Corporate Secretary
Daniel Jorgensen, M.D., M.P.H., MBA (4)(5)	2020	224,521	—	74,384	238,234	537,139
Former Chief Medical Officer	2019	341,250	79,853	—	11,200	432,303
Rasappa Arumugham, Ph.D. (4)(5)	2020	353,800	130,512	88,527	18,204	591,043
Former Chief Scientific Officer	2019	287,000	67,158	—	11,200	365,358

(1)	The amounts represent annual performance cash bonuses earned in 2020 or 2019, as applicable, and paid in the following year.

(2)	Amounts represent the grant date fair value of option awards, computed in accordance with ASC Topic 718. For a discussion of the assumptions we employ in determining the grant date fair value of option awards, please see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(3)	Amounts in this column include matching contributions under the Company’s 401(k) retirement plan paid during the fiscal year. With respect to Dr. Jorgensen, amounts in this column also include (i) $9,672 of matching contributions to a tax-qualified savings plan under Section 401(k) of the Code; (ii) $189,979 in severance payments made in 2020 pursuant to his employment agreement; (iii) payment of COBRA premiums in the amount of $21,313; and (iv) payout of accrued vacation in the amount of $17,270. With respect to Dr. Arumugham, amounts in this column also include (i) $11,400 of matching contributions to a tax-qualified savings plan under Section 401(k) of the Code and (ii) payout of accrued vacation in the amount of $6,804.

(4)	Dr. Musunuri, Dr. Jorgensen and Dr. Arumugham each commenced service with the Company on September 27, 2019 upon the closing of the Merger. Amounts disclosed for such officers include amounts paid for service with OpCo during the fiscal year ended December 31, 2019. Mr. Subramanian commenced service with the Company on October 1, 2019. As Mr. Subramanian was not a Named Executive Officer in 2019, compensation information is disclosed for 2020 only.

(5)	As previously disclosed, as part of a reduction in force related to the Company’s shift in focus towards its gene therapy platform, Dr. Jorgensen was notified of termination of his employment with the Company effective as of July 15, 2020 and Dr. Arumugham was notified of termination of his employment with the Company effective as of December 31, 2020.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

Base Salaries

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all employees, including the Named Executive Officers. Base salaries are reviewed annually, typically in connection with the annual performance review process, and adjusted from time to time to take into account market levels, individual responsibilities, performance and experience. Base salaries for 2020 were as follows: $500,000 for Dr. Musunuri, $365,400 for Mr. Subramanian, $414,500 for Dr. Jorgensen and $353,800 for Dr. Arumugham. In December 2020, the Ocugen Board and Compensation Committee authorized adjustments to the executive management salaries to

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EXECUTIVE COMPENSATION (continued)

bring base salaries closer to the 50th percentile of market data for publicly traded companies. As of January 1, 2021, Dr. Musunuri’s and Mr. Subramanian’s base salaries were increased to $541,300 and $385,000, respectively.

Annual Cash Bonuses

We do not maintain a formal performance-based cash bonus plan, but our employment agreements with the Named Executive Officers provide that the executive may be eligible to earn an annual performance bonus of up to a targeted percentage of the executive’s base salary, further described under the heading “—Employment Agreements and Severance Benefits” below. From time to time, our Board may approve annual bonuses for the Named Executive Officers based on individual performance, company performance or as otherwise determined to be appropriate. For 2020, the following bonuses were approved: $269,273 for Dr. Musunuri; $130,512 for Dr. Arumugham; and $134,791 for Mr. Subramanian.

Equity Compensation

We believe that equity grants provide the Named Executive Officers with a strong link to long-term performance and retention incentives, creates an ownership culture and helps to align the interests of executive officers and stockholders. Our general practice has been to grant stock option awards to each executive officer at the start of employment and on an annual basis for performance and retention purposes. Stock options may also be granted for accomplishments of specific company milestones. Stock options are awarded on the date our Board approves the grant. The option exercise price and grant date fair value are set based on the per-share value on the date of grant.

In January 2020, we granted stock options to each of our Named Executive Officers, which have a ten-year term, will vest annually in equal installments over three years commencing on January 2, 2021, subject generally to continued employment with the Company on the applicable vesting dates, and have a per share exercise price of $0.51, which is equal to the closing price of our common stock on the grant date. The number of shares subject to each option is as follows: 933,528 shares for Dr. Musunuri; 106,774 shares for Mr. Subramanian; 101,470 shares for Dr. Jorgensen; and 111,372 shares for Dr. Arumugham.

In May 2020, we granted stock options to each of our Named Executive Officers, which have a ten year term, will vest annually in equal installments over three years commencing on May 5, 2020 (or May 7, 2020, with respect to Dr. Musunuri), subject generally to continued employment with the Company on the applicable vesting dates, and have a per share exercise price of $0.34 (or $0.33, with respect to Dr. Musunuri), which is equal to the closing price of our common stock on the grant date. The number of shares subject to each option is as follows: 1,357,145 shares for Dr. Musunuri; 369,256 shares for Mr. Subramanian; 109,913 shares for Dr. Jorgensen; and 144,766 shares for Dr. Arumugham.

Outstanding Equity Awards at Fiscal Year-End for 2020

The following table summarizes the number of shares of our common stock underlying outstanding equity incentive plan awards for each of the Named Executive Officers as of December 31, 2020.

	Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date
Shankar Musunuri, Ph.D., MBA	8/26/2015	86,292	—	1.88	8/26/2025
	1/2/2020	—	933,528	0.51	1/2/2030
	5/7/2020	—	1,357,145	0.33	5/7/2030

Sanjay Subramanian, MBA	10/1/2019	7,990	15,980	2.19	10/1/2029
	1/2/2020	—	106,774	0.51	1/2/2030
	5/5/2020	—	369,256	0.34	5/5/2030

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EXECUTIVE COMPENSATION (continued)

	Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date

Daniel Jorgensen, M.D., M.P.H., MBA	N/A	—	—	N/A	N/A

Rasappa Arumugham, Ph.D.	03/22/2017	23,011	—	6.30	03/22/2027
	12/15/2017	9,588	—	7.56	12/15/2027
	08/13/2018	1,598	799	12.18	08/13/2028
	12/07/2018	6,391	3,197	13.52	12/07/2028
	1/2/2020	—	111,372	0.51	1/2/2030
	5/5/2020	—	144,766	0.34	5/5/2030

(1)	Each option award was granted pursuant to the Ocugen Inc. 2014 Stock Option Plan (the “2014 Plan”) or the Ocugen, Inc. 2019 Equity Incentive Plan (the “2019 Plan”). The shares subject to each option vest in three equal installments, subject generally to continued employment, on the first three anniversaries of the vesting commencement date.

Employment Agreements and Severance Benefits

Shankar Musunuri, Ph.D., MBA

Dr. Musunuri serves as our Chief Executive Officer and Chairman of our Board pursuant to an employment agreement with Ocugen dated as of January 1, 2020, which amended and restated previous employment agreements with OpCo. In January 2021, Dr. Musunuri’s base salary was increased from $500,000 to $541,300 per annum, which is subject to annual review and adjustment by our compensation committee. In addition, Dr. Musunuri is eligible to receive a discretionary bonus in a target amount of 50% of his annual base salary, as determined by our compensation committee in its sole discretion.

Subject to his execution and nonrevocation of a release of claims in Ocugen’s favor, in the event of the termination of Dr. Musunuri’s employment by Ocugen without cause or by him for good reason, each as defined in his employment agreement, Dr. Musunuri will be entitled to (i) continued payment of his then-current annual base salary for 24 months and (ii) payment of his COBRA premiums for continued health benefit coverage for up to 24 months.

Further, pursuant to his amended and restated employment agreement, in the event of a termination of his employment three months prior to or 12 months following a Change of Control (as defined in the amended and restated employment agreement) by us without cause or by Dr. Musunuri for good reason (each as defined in the amended and restated employment agreement), Dr. Musunuri is also entitled to (i) a lump sum payment equal to 200% of his target bonus; and (ii) full vesting acceleration of unvested equity awards.

Dr. Musunuri is also bound by a non-competition covenant and a non-interference covenant with respect to customers, suppliers or vendors of the Company, in each case for 12 months following the termination of his employment.

Sanjay Subramanian, MBA

Mr. Subramanian serves as the Company’s Chief Financial Officer, Head of Corporate Development and Corporate Secretary pursuant to an employment agreement with Ocugen dated September 10, 2019, which became effective on October 1, 2019. In January 2021, Mr. Subramanian’s base salary was increased from $365,400 to $385,000 per annum, which is subject to annual review and adjustment by our compensation committee. In addition, Mr. Subramanian is eligible to receive a discretionary bonus in a target amount of 40% of his annual base salary, as determined by the Board in its sole discretion.

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EXECUTIVE COMPENSATION (continued)

Subject to his execution and nonrevocation of a release of claims in Ocugen's favor, in the event of the termination of Mr. Subramanian's employment by Ocugen without cause or by him for good reason (each as defined in his employment agreement), Mr. Subramanian will be entitled to (i) continued payment of his then-current annual base salary for 12 months, (ii) payment of his COBRA premiums for continued health benefit coverage for up to 12 months and (iii) any annual bonus earned but unpaid for the previous calendar year, if applicable.

Further, pursuant to his employment agreement, in the event of a termination of his employment three months prior to or 12 months following a Change of Control (as defined in the employment agreement) by us without cause or by Mr. Subramanian for good reason (each as defined in the employment agreement), Mr. Subramanian is also entitled to (i) a lump sum payment equal to his then-current target bonus; and (ii) full vesting acceleration of unvested equity awards.

Mr. Subramanian is also bound by a non-competition covenant and a non-interference covenant with respect to customers, suppliers or vendors of the Company, in each case for 12 months following the termination of his employment.

Daniel Jorgensen, M.D., M.P.H., MBA

Until his termination as of July 15, 2020, Dr. Jorgensen served as our Chief Medical Officer pursuant to an employment agreement with Ocugen dated as of January 1, 2020, which amended and restated a prior employment agreement with OpCo. In January 2020, Dr. Jorgensen’s base salary was increased from $341,250 per annum to $414,500 per annum, which was subject to annual review and adjustment by our compensation committee. In addition, Dr. Jorgensen was eligible to receive a discretionary bonus in a target amount of 40% of his annual base salary, as determined by our compensation committee in its sole discretion.

Subject to his execution and nonrevocation of a release of claims in Ocugen’s favor, in the event of the termination of Dr. Jorgensen’s employment by Ocugen without cause or by him for good reason, each as defined in his employment agreement, Dr. Jorgensen was entitled to (i) continued payment of his then-current annual base salary for twelve months and (ii) payment of his COBRA premiums for continued health benefit for up to twelve months. Dr. Jorgensen’s termination was without cause within the meaning of his amended and restated employment agreement with the Company, and accordingly he received the severance benefits as set forth therein.

Dr. Jorgensen is also bound by a non-competition covenant and a non-interference covenant with respect to customers, suppliers or vendors of the Company, in each case for 12 months following the termination of his employment.

Rasappa Arumugham, Ph.D.

Until his termination as of December 31, 2020, Dr. Arumugham served as our Chief Scientific Officer pursuant to an employment agreement with Ocugen dated as of January 1, 2020, which amended and restated previous employment agreements with OpCo. In January 2020, Dr. Arumugham’s base salary was increased from $287,000 to $353,800 per annum, which is subject to annual review and adjustment by our compensation committee. In addition, Dr. Arumugham was eligible to receive a discretionary bonus in a target amount of 35% of his annual base salary, as determined by our compensation committee in its sole discretion.

Subject to his execution and nonrevocation of a release of claims in Ocugen’s favor, in the event of the termination of Dr. Arumugham’s employment by Ocugen without cause or by him for good reason, each as defined in his employment agreement, Dr. Arumugham was entitled to (i) continued payment of his then-current annual base salary for twelve months and (ii) payment of his COBRA premiums for continued health benefit coverage for up to twelve months. Dr. Arumugham’s termination was without cause within the meaning of his amended and restated employment agreement with the Company, and accordingly he received the severance benefits as set forth therein.

Dr. Arumugham is also bound by a non-competition covenant and a non-interference covenant with respect to customers, suppliers or vendors of the Company, in each case for 12 months following the termination of his employment.

Qualified Plan

We maintain a tax-qualified savings plan under Section 401(k) of the Code. Employees who participate in the plan may make elective deferrals to the plan, subject to the limitations imposed by the Code. In addition, we currently match 100% of employee deferrals under the plan, up to a limit of 3% of the employee’s eligible compensation, plus 50% of employee deferrals between 3-5% of the employee’s eligible compensation.

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CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Described below are any transactions occurring since January 1, 2019 and any currently proposed transactions to which either we were a party and in which

•	the lesser of $120,000 or 1% of the average of the total assets at year-end for the last two completed fiscal years; and

•	a director, executive officer, holder of more than 5% of our outstanding capital stock or any member of such person’s immediate family had or will have a direct or indirect material interest, other than the compensation, termination and change of control arrangements that are described under the section titled “Executive Compensation.”

The historical share and per share amounts set forth below do not reflect the reverse stock split that occurred in connection with the Merger.

2018 and 2019 Convertible Promissory Note Financing

From January 2018 through February 2019, OpCo issued an aggregate principal amount of $8.75 million of convertible promissory notes that accrued interest at a rate of 5% per annum (the “2018 Notes”). In connection with the April 2019 common stock issuance described below, all of the 2018 Notes, including all principal and accrued interest were converted into 2,195,157 shares of OpCo common stock at a conversion price of $4.165 per share. The table below sets forth the principal amount of the 2018 Notes purchased by related parties as well as the number of shares of OpCo common stock acquired by each such related party upon conversion of the 2018 Notes:

Participants	Principal Amount of Notes Purchased ($)	OpCo Shares of Common Stock Issued Upon Conversion
JSC “Lancaster Group Kazakhstan”(1)	2,500,000	637,755
Abdi Ibrahim Uluslararasi Ilac Yaturmlari Sanayi ve Ticaret A.S.(2)	2,500,000	637,755
Bharath R. Potti (3)	200,000	49,874
Manish Potti	700,000	174,675
Martin Coyne (4)	150,000	36,615
Vinayak Potti (5)	100,000	24,510
Sreekanth Madathil (6)	50,400	12,353

(1)	JSC “Lancaster Group Kazakhstan” was a greater than 5% stockholder of OpCo at the time of the transaction.
(2)	Suha Taspolatoglu, M.D., one of our directors, is the chief executive officer of Abdi Ibrahim Ilac Sanayi ve Ticaret A.S.
(3)	Bharath Potti is the brother of Manish Potti, one of our directors.
(4)	Martin Coyne served as a director of OpCo until June 2019.
(5)	Vinayak Potti is the cousin of Manish Potti, one of our directors.
(6)	Sreekanth Madathil is the cousin of Manish Potti, one of our directors.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS (continued)

April 2019 Common Stock Financing

In April 2019, each of JSC “Lancaster Group Kazakhstan” and Abdi Ibrahim Uluslararasi Ilac Yaturmlari Sanayi ve Ticaret A.S. purchased 84,034 shares of OpCo common stock at a per share price of $5.95 for an aggregate purchase price of $1.0 million.

February 2019 Repricing and Exercise of Warrants

In September 2016, Histogenics entered into a securities purchase agreement with certain institutional and accredited investors (the “Securities Purchase Agreement”) for the sale and issuance of 2,596,059 shares of Histogenics common stock (the “Common Shares”) and 24,158.8693 shares of Histogenics Series A Convertible Preferred Stock (the “Preferred Stock,” and such shares, the “Preferred Shares”), which Preferred Shares were convertible into an aggregate of 10,737,275 shares of Histogenics common stock, for total consideration of approximately $30,000,000 (the “Private Placement”).

As part of the Private Placement, Histogenics provided each purchaser 100% warrant coverage based on an as-converted number of shares of Histogenics common stock issued and issuable upon conversion of the Preferred Shares plus the Common Shares and accordingly issued the investors warrants (the “2016 Warrants”). The exercise price of the 2016 Warrants was $2.25 per share. Also as described below, as part of the October 2018 Offering, Histogenics sold and issued the 2018 Warrants. The exercise price of the 2018 Warrants was $0.70 per share, subject to Histogenics’ right pursuant to Section 2(e) of the 2018 Warrants to reduce the exercise price to any amount and for any period of time deemed appropriate by Histogenics Board (the “Voluntary Adjustment Right”).

On February 8, 2019, Histogenics and certain holders of the 2016 Warrants (the “Participating 2016 Holders”) entered into a Warrant Amendment and Exercise Agreement (the “2016 Exercise Agreement”) pursuant to which Histogenics agreed to reduce the exercise price of the 2016 Warrants held by such Participating 2016 Holders from $2.25 to $0.01 per share (the “2016 Reduced Exercise Price”) in consideration for the exercise of the 2016 Warrants held by such Participating 2016 Holders in full at the 2016 Reduced Exercise Price for cash and provided a general release of claims of such Participating 2016 Holders against Histogenics with respect to the 2016 Warrants. Histogenics also agreed to modify the reference to “three (3) Trading Days” in the first sentence of Section 2(d)(i) of the 2016 Warrants held by the Participating 2016 Holders to “two (2) Trading Days.” The Participating 2016 Holders owned, in the aggregate, 2016 Warrants to purchase a total of 12,957,953 shares of Histogenics common stock. After the full exercise of the 2016 Warrants held by the Participating 2016 Holders, 2016 Warrants to purchase approximately 508,714 shares of Histogenics common stock remained outstanding.

On February 8, 2019, pursuant to the Voluntary Adjustment Right, Histogenics determined to reduce the exercise price of the 2018 Warrants from $0.70 to $0.01 per share (the “2018 Reduced Exercise Price”) through the close of business on February 8, 2019. Additionally, on February 8, 2019, Histogenics and all of the holders of the 2018 Warrants (the “Participating 2018 Holders” and, together with the Participating 2016 Holders, the “Holders”) entered into a Warrant Exercise Agreement (the “2018 Exercise Agreement”) pursuant to which in consideration for the 2018 Reduced Exercise Price, the Participating 2018 Holders agreed to exercise the 2018 Warrants held by such Participating 2018 Holders in full at the 2018 Reduced Exercise Price for cash and provided a general release of claims of such Participating 2018 Holders against Histogenics with respect to the 2018 Warrants. The Participating 2018 Holders owned, in the aggregate, 2018 Warrants to purchase a total of 19,616,250 shares of Histogenics’ common stock. After the full exercise of the 2018 Warrants held by the Participating 2018 Holders, no 2018 Warrants remain outstanding.

Wilmslow Estate Limited (“Wilmslow”), which was a greater than 5% holder of Histogenics common stock and an affiliate of Michael Lewis, a former member of the Histogenics Board, exercised their outstanding 2016 Warrants and 2018 Warrants pursuant to a 2016 Exercise Agreement and 2018 Exercise Agreement, respectively. Kevin Rakin, a former member of the Histogenics Board, and certain of his affiliated trusts, exercised their outstanding 2016 Warrants and 2018 Warrants pursuant to a 2016 Exercise Agreement and 2018 Exercise Agreement, respectively.

Collaboration with Advaite, Inc.

In April 2020, the Company entered into an agreement with Advaite, Inc., (“Advaite”) to provide certain support services for Advaite’s development of a diagnostic test kit that is designed to detect antibodies to COVID-19. Advaite was co-founded and is being managed by Mr. Karthik Musunuri, the son of the Company’s Chief Executive Officer,

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS (continued)

Chairman of the Board and co-founder, Dr. Shankar Musunuri. Pursuant to the agreement, the Company was paid on an hourly basis at a rate between $200-$375 for those hours actually worked on Advaite related projects by specific employees, and will receive tiered royalty payments based on cumulative net sales of the test kit. As of December 31, 2020, the Company had received $42,620 in royalties under the agreement with Advaite.

Sponsored Research Agreement with University of Colorado, Denver

In February 2021, the Company entered into a sponsored research agreement (the “UoC Agreement”) with the Regents of the University of Colorado, for and on behalf of the University of Colorado, Denver (“UoC Denver”). The UoC Agreement was effective as of December 15, 2020. Pursuant to the UoC Agreement, UoC Denver agreed to provide certain specified research services related to viral vector formulations for targeted delivery to treat retinal diseases. As consideration for the performance of such services, the Company has agreed to pay to UoC Denver a total of approximately $250,000. The research services are to be carried out under the direction and supervision of Dr. Kompella, a member of our Board of Directors. The UoC Agreement contains customary terms related to confidentiality, publicity rights to research results and intellectual property and indemnification.

Employment Agreements

For information on employment arrangements and compensation for service as an Ocugen officer or on the Ocugen Board, see “Executive Compensation—Employment Agreements and Severance Benefits.”

Indemnification Agreements

Ocugen’s Certificate of Incorporation and Bylaws require Ocugen to indemnify its directors and officers to the fullest extent permitted by Delaware law. Ocugen has also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that Ocugen will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and our Bylaws and Amended and Certificate of Incorporation.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of March 31, 2021 by (a) each named executive officer identified in the Summary Compensation Table above, (b) each director and nominee for director, and (c) all executive officers and directors as a group. As of March 31, 2021, there were no persons known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

The percentage of common stock outstanding is based on 188,156,352 shares of our common stock outstanding as of March 31, 2021. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of March 31, 2021 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Ocugen, Inc., 263 Great Valley Parkway, Malvern, PA 19355.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
Named Executive Officers and Directors
Shankar Musunuri, Ph.D., MBA (1)	2,638,745	1.40%
Daniel Jorgensen, M.D., M.P.H., MBA	—	*
Rasappa Arumugham, Ph.D. (2)	96,843	*
Sanjay Subramanian, MBA (3)	176,667	*
Ramesh Kumar, Ph.D. (4)	38,000	*
Junge Zhang, Ph.D. (5)	1,214,904	*
Uday Kompella, Ph.D. (6)	1,475,635	*
Manish Potti (7)	259,293	*
Kirsten Castillo (8)	108,500	*
Prabhavathi Fernandes, Ph.D. (9)	33,500	*
Suha Taspolatoglu, M.D. (10)	800,748	*
All executive officers and directors as a group (12 persons) (11)	6,935,853	3.65%

*Less than 1%

(1)	Consists of (i) 406,000 shares of common stock, 7,191 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 31, 2021, and 849,850 shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 2021 held by Dr. Musunuri; and (ii)

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

1,375,299 shares of common stock and 405 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 31, 2021, in each case held by KVM Holdings LLC. Dr. Musunuri is a member and officer of KVM Holdings, LLC and has voting and investment power over the shares held by KVM Holdings, LLC.

(2)	Consists of 96,843 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2021.

(3)	Consists of 45,591 shares of common stock and 131,076 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2021.

(4)	Consists of 38,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2021.

(5)	Consists of (i) 818,578 shares of common stock and 38,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 2021 held by Dr. Zhang; and (ii) 212,853 shares of common stock and 145,473 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 31, 2021 held by Gupiao Trust. Dr. Zhang is the beneficiary of Gupiao Trust has voting and investment power over securities held by Gupiao Trust.

(6)	Consists of (i) 950,674 shares of common stock, 354 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 31, 2021 and 45,191 shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 2021 held by Dr. Kompella; and (ii) 479,416 shares of common stock held by Kompella LLC. Dr. Kompella has voting and investment power over the shares of common stock held by Kompella LLC.

(7)	Consists of (i) 28,000 shares of common stock, 10,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 2021 held by Mr. Potti; and (ii) 123,429 shares of common stock and 97,864 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 31, 2021, in each case held by Scotland Parkway LLC. Mr. Potti is a managing member of Scotland Parkway LLC and has voting and investment power over securities held by Scotland Parkway LLC.

(8)	Consists of (i) 75,000 shares of common stock and (ii) 33,500 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2021.

(9)	Consists of 33,500 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2021.

(10)	Consists of (i) 38,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 2021 held by Dr. Taspolatoglu; and (ii) 742,905 shares of common stock and 19,843 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 31, 2021, in each case held by Abdi Ibrahim Uluslararası İlaç Yatırımları Sanayi ve Ticaret A.Ş. (“Abdi”). Dr. Taspolatoglu is the Chief Executive Officer of Abdi and has voting and investment power over securities held by Abdi.

(11)	Consists of (i) 5,257,745 shares of common stock, 271,130 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 31, 2021, and 1,406,978 shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 2021.

DELINQUENT SECTION 16(A) BENEFICIAL OWNERSHIP REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

Based solely on a review of the Company’s records and written representations by the persons required to file such reports, management believes that all filing requirements of Section 16(a) were satisfied with respect to the 2020 fiscal year.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2020, with respect to our equity compensation plan in effect on that date.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)
Equity compensation plans approved by security holders (1)	3,811,055	$0.41	355,579
Equity compensation plans not approved by security holders (2)	413,378	$4.79	369,003
Total	4,224,433	$0.84	724,582

(1)	Includes securities issuable under the 2019 Plan.

(2)	Includes securities issuable under the 2014 Plan. Persons eligible to participate in the 2014 Plan are those employees, officers and directors of, and consultants and advisors to us, as selected from time to time by the Compensation Committee, as administrator. The 2014 Plan permits the grants of (1) options to purchase common stock, including options intended to qualify as incentive stock options under Section 422 of the Code, and (2) shares of common stock directly. The per share option exercise price and term of each option will be determined by the Compensation Committee, but the exercise price may not be less than fair market value of the common stock on the date of grant. The 2014 Plan provides that in connection with a “change in control,” as defined in the 2014 Plan, the Compensation Committee may take whatever action with respect to outstanding options it deems necessary or desirable, including, without limitation, accelerating the vesting, expiration or termination date of such options. No options may be granted under the 2014 Plan after February 10, 2024.

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ITEMS TO BE VOTED ON

ITEM 1: ELECTION OF CLASS I DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2024

At the Annual Meeting, our stockholders will vote on the election of three Class I director nominees named in this Proxy Statement as directors, each to serve until our 2024 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Shankar Musunuri, Ph.D., MBA, Ramesh Kumar, Ph.D. and Junge Zhang, Ph.D. for election to our Board at the Annual Meeting.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF shankar musunuri, ph.d., MBA, ramesh kumar, Ph.D. and junge zhang, ph.D.

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ITEMS TO BE VOTED ON (continued)

ITEM 2: RATIFICATION OF APPOINTMENT OF Ernst & Young LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021

The Audit Committee of the Board has appointed and engaged Ernst & Young LLP to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the 2021 fiscal year, and to perform audit-related services.

Stockholders are hereby asked to ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2021 fiscal year.

The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholders’ ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.

Representatives of Ernst & Young LLP are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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ITEMS TO BE VOTED ON (continued)

ITEM 3: Approval, on an advisory basis, of the compensation of our named executive officers

Overview

We are offering our stockholders an opportunity to cast an advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (the “Dodd-Frank Act”) (commonly referred to as a “say-on-pay” vote). The say-on-pay vote gives you as a stockholder the opportunity to express your views regarding the compensation of our named executive officers by voting to approve or not approve such compensation as described in this proxy statement. However, our Board of Directors and our Compensation Committee value the opinion of our stockholders and will take into account the outcome of the vote when considering future executive compensation elements and the overall program design, as it relates to our named executive officers. During the 2020 annual meeting, stockholders voted to hold the say-on-pay vote on an annual basis.

Our Compensation Committee believes that the objectives of our executive compensation program, as it relates to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Compensation Committee believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our named executive officers and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers. This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather to cover the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement as it relates to our named executive officers.

Prior to casting your vote on this proposal, you are encouraged to read this proxy statement, and in particular the section entitled “Executive Compensation,” including the compensation tables and narrative discussion, for a more detailed discussion of our compensation philosophy, objectives and programs.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE, ON AN ADVISORY BASIS, FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this proxy statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF Director NOminations and StockHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

In order to be considered for inclusion in the proxy statement for our 2022 Annual Meeting of Stockholders, Stockholders interested in submitting a proposal or nominate a director for election at next year’s Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in our proxy materials, stockholder director nominations or proposals must be received at our principal executive offices no later than the close of business December 29, 2021, which is the 120th day prior to the first anniversary we released this Proxy Statement to our stockholders for the 2021 Annual Meeting. To be included in our proxy materials, your director nomination or proposal must also comply with our Bylaws and Rule 14a-8 promulgated under the Exchange Act. If we change the date of the 2022 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder nominations or proposals must be received a reasonable time before we begin to make available the proxy materials for the 2021 Annual Meeting in order to be considered for inclusion in our Proxy Statement. Such proposals should be sent to Ocugen, Inc., 263 Great Valley Parkway, Malvern, PA 19355 Attention: Corporate Secretary.

Alternatively, stockholders intending to present a proposal or nominate a director for election at next year’s Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must deliver written notice of the nomination or proposal to our Corporate Secretary at our principal executive offices no earlier than February 12, 2022, which is the 75th day prior to the first anniversary of the date we released this Proxy Statement to our stockholders for the 2021 Annual Meeting, and no later than March 14, 2022, which is the 45th day prior to the first anniversary of the date we released this Proxy Statement to our stockholders for the 2021 Annual Meeting. However, if we change the date of our 2022 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, such nominations and proposals must be received no later than the close of business on the later of (a) the 90th day prior to our 2022 Annual Meeting of Stockholders and (b) the 10th day following the day we first publicly announce the date of our 2022 Annual Meeting of Stockholders. The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in our Bylaws. If the stockholder does not also satisfy the requirements of Rule 14a-4 promulgated under the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the 2021 annual meeting of stockholders. Such nominations or proposals should be sent to Ocugen, Inc., 263 Great Valley Parkway, Malvern, PA 19355 Attention: Corporate Secretary.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Ocugen, Inc., 263 Great Valley Parkway, Malvern, PA 19355. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in his discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

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OTHER INFORMATION (continued)

AVAILABILITY OF MATERIALS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. Our proxy statement for our 2021 Annual Meeting of Stockholders and, in compliance with securities rules, our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (together, the “Proxy Materials”) were mailed on April 28, 2021. In accordance with the rules of the SEC, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. The Proxy Materials are available to holders of our common stock at www.proxyvote.com.

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/OCGN2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received no later than the day before the meeting date. OCUGEN, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 D50934-P55552 For All Withhold All For All Except OCUGEN, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Class I Directors for a Three-Year Term Expiring in 2024 01) Shankar Musunuri, Ph.D. 02) Ramesh Kumar, Ph.D. 03) Junge Zhang, Ph.D. For Against Abstain The Board of Directors recommends you vote FOR the following proposals: ! ! ! 2. Ratification of Appointment of Ernst & Young LLP as Ocugen, Inc.’s Independent Registered Public Accounting Firm for 2021 ! ! ! 3. Approval, on an advisory basis, of the compensation of Ocugen, Inc.’s named executive officers NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

D50935-P55552

OCUGEN, INC.
Annual Meeting of Stockholders
June 11, 2021 8:00 AM EST
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Shankar Musunuri and Sanjay Subramanian, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of OCUGEN, INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders, 8:00 AM EST on June 11, 2021, at www.virtualshareholdermeeting.com/OCGN2021, and any further adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side